EXHIBIT 10.(i)1 OFFICE LEASE FOR THE COMPANY

LIBERTY CENTER LEASE

1. PARTIES. This lease ("Lease") dated for reference purpose only, 9/14/97, is made by and between Fritz-Liberty Center ("Landlord"), and Juina Mining Company
Inc. Noel M. Frenze1 a ("Tenant").

2. PREMISES. Landlord is the owner of certain real property improved with a building and certain other facilities located at 350 South Center Street, Reno,
Nevada (the "Property"). Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space within the Property as described on Exhibit "A" attached hereto and made a part hereof, and the address 350 South Center Street, Suite 411, Reno, Nevada 89501 (the "Premises"). This Lease is subject to the terms, covenants, and conditions herein set forth and the Tenant covenants as a material part of the consideration of this Lease to keep and perform each and all of said terms, covenants, and conditions.

3. TERM. The term of this Lease shall be Three Years (36 months)(the "Lease Term") commencing on the 1st day of October 1997 (the "Commencement Date"), and ending on the 30th day of September 2000(the "Termination Date").

4. POSSESSION. A)If the Landlord for any reason whatsoever cannot deliver possession of the Premises to the Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the Termination Date be in any way extended, but in that event, all rent shall be abated during the period between the Commencement Date and the time when Landlord delivers possession. B)In the event that Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions of this Lease. Any early possession shall not change the Termination Date.

5. RENT. Subject to the adjustments provided herein, the total rent commitment for the Premises during the Lease Term shall be $32,040.00, which Tenant agrees shall be payable to Landlord, without prior notice or demand. Tenant shall pay to Landlord, the amount of Eight Hundred Ninety Dollars ($890.00)("Monthly Rent"), on or before the first day of each calendar month of the Lease Term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Lease Term which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty
(30) day month. All rent shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address set forth on the signature page hereof, or to such other person or at such other place as Landlord may from time to time designate in writing.

Monthly Rent shall be increased every Year (each such period an "Adjustment Period")after the Commencement Date of this Lease in proportion to the percentage increase in the U.S. Department of Labor Consumer's Price Index for
U.S. City Average All Urban Consumers, All items, as measured from the base month which is hereby established as September 1997. However, in no event shall the Monthly Rent be less than the amount of the Monthly Rent for the immediately preceding Adjustment Period.

It is understood that the Rent figure arrived at, pursuant to the provisions of this Paragraph, shall be made after appropriate adjustment has been made of any increases elsewhere required hereunder for taxes, insurance or maintenance so that no duplication of increases will occur. If at the time required for the determination of the adjustment the CPT above-mentioned is no longer published or issued, the parties shall use such index as is then generally recognized and accepted for similar determinations of purchasing power.

Additional Rent shall include Operating Expenses, as hereinafter defined, and all other costs, fees, charges, payments, expenses or other amounts to be paid by Tenant to Landlord under the terms of this Lease other than the Monthly Rent.
Unless this Lease provides otherwise, Additional Rent is to be paid on the first day of the month after the month in which the Additional Rent is incurred or accrues and is subject to the provisions of this Article. 7he term "rent" as used in this Lease means Monthly Rent and Additional Rent.

6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Eight Hundred Ninety Dollars($890.00 )(the "Security Deposit") which shall be held by
Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the
Lease Term. If Tenant defaults with respect to any provision of this Lease including but not limited to the provision relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the
Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenants default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenants default. If any portion of the Security Deposit is so used or applied, Tenant shall within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenants failure to do so shall be a material breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the
Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. No interest shall accrue or be payable to Tenant on the Security Deposit. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest and Tenant shall look solely to such transferee with respect to the
Security Deposit.

7. COMMON AREAS.        "Common Area" is defined to mean all areas and
facilities outside the Premises and within the exterior boundary line of the Property that are provided and designated by Landlord for the non-exclusive use or benefit of Landlord, Tenant and other tenants of the Property and their respective employees, agents, customers and invitees.

Common Area may include, without limitation, parking areas, common loading and unloading areas, common trash areas, roadways, sidewalks, walkways, parkways, driveways, corridors, landscaped areas and any restrooms used in common by two or more tenants of the Property.

Tenant, its employees, agents, customers and invitees shall have the non-exclusive right (in common with other tenants, Landlord, and any other person granted use by Landlord) to use of the Common Area. Tenant agrees to abide by and conform to, and to cause its employees, agents, customers and invitees to abide by and conform to, an rules and regulations established by Landlord, subject to provisions of Article 21.

Landlord has the right, in its sole discretion, from time to time, to (1) make changes to the Common Area, including without limitation changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, walkways and sidewalks,(2) close temporarily any of the Common Area for maintenance or other purposes so long as reasonable access to the Premises is not materially impaired; (3) add additional improvements to the Common Area and the Property; (4) use the Common Area while engaged in making additional improvements, repairs or alterations to the
Property or any portion thereof; (5) so long as Tenant's access to the Premises is not materially impaired, do and perform any other acts or make any other changes in, to or with respect to the Common Area and Property as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

Landlord shall have the sole right and authority to operate, maintain and repair or cause to be operated, maintained and repaired, the Common Areas, subject to reimbursement pursuant to Article 8.

8. OPERATING EXPENSE ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

Base Year: The calendar year in which the Lease Term commences. For purposes of this Lease the Base Year shall be considered to be the 1997 - calendar year.

Comparison Year: Each calendar year of the Lease Term after the Base Year.

Qperating Expenses: All costs and expenses of operating, maintaining, managing, repairing, replacing, improving, and insuring the Property, as determined by standard accounting practices, and shall include the following costs by way of illustration, but not limited to: real property taxes and assessments; rent taxes, gross receipt taxes, (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both); sewer charges; fire, theft, public liability and extended coverage and other insurance premiums; costs premiums; costs incurred in the management of the Property including but not limited to, accounting fees, security, expenses, utilities including but not limited to service and facilities for water, sewer, telephone, electricity, gas, heating, light, and garbage, air-conditioning and heating; reserve for replacement of capital equipment; supplies; light bulbs; materials; equipment;
and tools; including maintenance costs, and upkeep of all parking, landscaping, and Common Areas. ("Operating Expenses: shall not include depreciation on the Property of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions).

If the Operating Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Property of which the Premises are a part are in excess of the Operating Expenses paid or incurred for the Base Year, then the Tenant shall pay 0.7 % of the increase ("Tenant's Share"). Tenant's Share is a percentage equal to the percentage that the area of the Premises bears to the total rentable area of the building located on the Property leased by the Tenant under this Lease.

Landlord shall endeavor to give to Tenant on or before the first day of March of each year following each Comparison Year a statement of the increase in Operating Expenses payable by Tenant as rent hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in rent, Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of increase due for the first Comparison Year. The amount of any such increase shall be used as an estimate for the current year (the "Estimated Amount"). The Estimated Amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive.
Subsequent installments shall be payable concurrently with the rent payments for the balance of that calendar year and shall continue until the next Comparison
Year's statement is rendered.

If the next or any succeeding Comparison Year results in an additional increase in Operating Expenses above the Estimated Amount, then upon receipt of the statement from the Landlord, Tenant shall pay a lump sum equal to such total increase in Operating Expenses over Base Year, less the total of the monthly installments of the Estimated Amount paid in the previous calendar year for which comparison is then being made to the Base Year. The Estimated Amount installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of Operating Expenses is less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next Monthly Rent failing due and the estimated monthly installments of Operating Expenses to be paid shall be adjusted to reflect such lower Operating Expenses for the most recent Comparison Year.

Even though the Lease Term has expired and the Tenant vacated the Premises, when the final determination is made of Tenant's Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the Estimated Amount paid and conversely any overpayment made in the event the Operating Expenses decrease shall be rebated by Landlord to Tenant.

Notwithstanding anything contained in this Article, the rent payable by Tenant shall in no event be less than the rent specified in Article 5 hereinabove.

9. USE Tenant shall use the premises for General office purposes and shall not use or permit the Premises to be used for any other purpose without prior written consent of Landlord. Tenant will not act or fail to act in or aboutthe
Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Property orany of its contents, or cause cancellation of any of the insurance policies covering said Property or any part thereof or any of its contents. Tenants will not act or fail to act in or about the Premises nor bring or keep anything therein which will in any way obstruct or interfere with the rights of other tenants or occupants of the Property or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Subject to the provisions of Article 11 below, Tenant shall not commit nor suffer to be committed any waste in or upon the Premises. Upon termination of this Lease, the Premises shall be surrendered in the same condition as on the Commencement Date, reasonable wear and tear excepted.

10. COMPLIANCE WITH THE LAW. Tenant shall not use the Premises or permit anything to be done in or about which will in any way conflict with any law, statue, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may' hereafter be in force, including without limitation the Americans with Disabilities Act, and with the requirement of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's use of the Premises or Improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

11. ALTERATIONS. Tenant shall not make or permit to be made any alterations, additions or improvements (an "Improvement'*) to or of the Premises or any part thereof without prior written consent of Landlord. En the event that Landlord consents to the making of any Improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must be licensed and bonded in the State of Nevada and approved in writing by Landlord.

Upon the expiration or sooner termination of the Lease Term hereof, at Landlord's option, upon written notice of Landlord, given at least thirty
(30) days prior to the end of the Lease Term, either (i) at Tenant's sole cost and expense, Tenant shall forthwith and with all due diligence remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed and repair any damage to the Premises caused by such removal or
(ii) any Improvements to or of the Premises, including, but not limited to, electrical, plumbing, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the
Lease Term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises.

12. REPAIRS. A)By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear excepted.

Except as specifically provided in an Addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Property except as specifically set forth in such Addendum.

B)Notwithstanding the provisions of Article 12a hereinabove, Landlord shall repair and maintain the structural portions of the Property, including the basic plumbing and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any repairs or maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of or failure to make any repairs, alterations or improvements in or to any portion of the Property or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

C)All Improvements and repair 9 made by Tenant pursuant to Articles ii and 12 respectively shall be made promptly and in a good and workmanlike manner, and in compliance with all insurance requirements and applicable permits, authorizations, and all other governmental rules, regulations, ordinances, statutes and laws. Prior to the commencement of any such work, Tenant shall provide Landlord evidence of appropriate insurance to protect Landlord, its tenants and invitees from damage or injury resulting from such work.

13. LIENS. Tenant shall indemnify, save and hold harmless Landlord and shall keep the Premises and the Property, free from any hens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant.

Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times any and all estimated costs of any improvements, additions or alterations in the Premises, to insure Landlord against any liability for mechanic's and material-men's liens and to insure completion of the work.

14. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, Mortgage, pledge, hypothecate or encumber this Lease or the Premises or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the prior written consent of Landlord. Consent of Landlord shall not be construed as (i) constituting a novation or release of Tenant from the performance of its obligations hereunder, (ii) creating any contractual relationship between Landlord and the transferee, or (iii) constituting an assumption by Landlord of any of Tenant's obligations to the transferee. Consent to one assignment, subletting occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. Lessor shall be entitled to receive any additional rent paid by a sub-lessee over and above the amount of rent specified herein to be paid by Lessee. If Tenant is a corporation, partnership, or other business entity the merger or consolidation of Tenant with any other entity, the issuance of any additional stock or ownership interest, the conversion or change of Tenant from one type of business entity to another and/or the transfer, assignment or hypothecation of any stock or ownership interest in such entity in the aggregate in excess of twenty-five percent (25%) of such interest, as thesame may be constituted as of the date of this Lease, whether directly or indirectly, shall be deemed to be a transfer for purposes of this Article.

15. HAZARDOUS. Tenant expressly represents and warrants that no hazardous
materials,    substances, hazardous wastes, pollutants or contaminants will be
used, deposited, stored disposed of, placed or otherwise located in or on the Premises at any time that would constitute a violation under any law, ordinance, rule or regulation relating to hazardous substances, hazardous wastes, pollutants or contaminants. As used in this subsection, the terms "hazardous substances"", "hazardous wastes", "pollutants", "contaminants" and "facility" mean any substances, wastes, pollutants, contaminants or facility now or hereafter included within those respective terms or terms similar thereto under a now existing or hereafter enacted or amended federal, state or local statue, ordinance, code or regulation.

16. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims, suits, liabilities, loss, cost, damages and expense, including reasonable attorney's fees, arising from Tenant's use or occupancy of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant or Tenant's agents, employees, contractors, licensees and invitees in or about the Property, and shall further indemnify and hold harmless Landlord against and from any and all claims, suits, liabilities, loss, cost, damages and expense, including reasonable attorney's fees, arising from any breach or default in the performance of any obligation on
Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the tenant, or any officer, agent, employee, contractor, licensee, or invitee of Tenant, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as material part of the consideration to the Landlord hereby assumes all risk of damage to property or injury to persons, in upon or about the Premises, from any cause other than Landlord's intentional misconduct, and Tenant hereby waives all claims in respect thereof against Landlord.

Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Property, nor for loss or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or ice, leakage from any part of the Property or from the pipes, appliances or plumbing works therein or from the roof, street of subsurface or from any other place resulting in or from dampness or any other cause whatsoever, unless caused by or due to the intentional misconduct of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable to Tenant for, and Tenant hereby releases Landlord from all claims related to or arising from, interference with fight, view or air, or other incorporeal hereditament, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Property. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Property or of defects therein or in the fixtures or equipment.

17. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

13. INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $1,000,000 with a minimum per occurrence of not less than $1,000,000 and a deductible of not more than $1,000. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto.

Tenant shall maintain during the Lease Term at Tenant's sole cost and expense, a policy of standard fire and extended coverage insurance with "all risk" coverage for the full replacement value of all of Tenant's property located on the Property including without limitation, all furniture, fixtures, equipment and personal property.

If Tenant shall fad to procure and maintain all insurance required by this
Article 18, Landlord may, but shall not be required to, procure and maintain same, at the expense of Tenant's Insurance required hereunder, shall be in companies rated A+7 or better in "Best's Insurance Guide" or the equivalent. Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of insurance required herein or certificates evidencing the existence and amounts of such insurance with lose payable clauses satisfactory to Landlord. Each policy shall contain an endorsement that the policy is not cancelable or subject to any modification of coverage except after thirty
(30) days' prior written notice to Landlord.

19. SERVICES AND UTILITIES. Provided that tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord in its sole discretion, and subject to the rules and regulations of the Property which the Premises are a part, electricity for normal lighting and office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service.

Landlord shall also maintain and keep lighted the Common Areas. The costs for services provided under this Article will be included in the Operating Expenses.
Tenant expressly agrees that all non-essential electrical devices, including without limitation, computers and printers, shall be turned off at the end of each business day by Tenant Failure to comply with the requirement shall be deemed a material breach of this Lease.
Landlord shall not be liable for, and Tenant shall not be entitled to any reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident breakage, repairs, strike, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, unless caused by the intentional misconduct of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air condition units in the Premises and the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by the Landlord.

Tenant will not, without consent of Landlord, use any apparatus or device in the premises, including, but not without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space, nor connect with electric current except through existing electrical outlets in the
Premises, any apparatus or devise, for the purpose of using electric current
If
Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall obtain the prior written consent of Landlord, which Landlord may withhold in its sole discretion, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use.

The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefore by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by Landlord based upon an estimate made by a utility company or engineer.

20. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the Lease
Term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which as been paid for by Landlord, and is the standard of the Property. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Property, Tenant shall pay to Landlord its share of such taxes, within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.
21. RULES. Tenant shall faithfully observe and comply with the rules and regulations ("Rules") that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to makee all reasonable modifications to the Rules. The additions and modifications to the Rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of the Rules by any other tenants or occupants.

22. HOLDING OVER. Tenant shall vacate the Premises at the expiration or termination of this Lease. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of the Lease Term, such continuance of possession shall be deemed a tenancy from month to month at a rent equal to 1501/6 of the last Monthly Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.
Nothing herein shall be deemed to permit Tenant to retain possession of the Premises after the expiration or termination of this Lease and Tenant shall be liable for all damage, cost and expense, including consequential damages, that may arise from or be caused by the retention by Tenant of possession after the termination or expiration hereof.

23. LANDLORD ENTRY. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply any service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to alter, improve or repair the Premises and any portion of the Property of which the Premises are a part that Landlord may deem necessary or desirable and for any other business purpose, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claims for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means which Landlord may deem proper to open doors in an emergency in order to obtain entry to the Premises without liability to Tenant. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

24. RECONSTRUCTION. In the event the Premises or the Property of which the Premises area part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same and this Lease shall remain in full force and effect provided however, that Tenant shall be entitled to proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of tenant or its employees, there shall be no abatement of rent and Tenant shall pay all costs and expenses of repair in excess of insurance proceeds received by Landlord for such damage.

In the event the Premises or the Property of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, the Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%)percent of the then full replacement cost of the Premises or the Property of which the Premises area
part. In the event the destruction of the Premises or the Property is to an extent greater than ten (10%) percent of the full replacement cost or the destruction of the Premises or the Property in the last twelve (12) months of the Lease Term, the Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove provided; or (2) give notice to Tenant at
any time within sixty (60) days after such damage terminating this Lease as of
the date specified in such notice, which date shall be no less then thirty
(30)
and not more then sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of termination.

Landlord shall not be required to repair any injury Or damage by fire or other cause, or to make any repairs or replacements to any Improvements installed by
Tenant including, without limitation, any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

25. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant. A)The vacating or abandonment of the Premises by Tenant.

B)The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due.

C)The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant or to comply with the Rules other than the payment of rent described in Article
25b.
above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.
D)The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have
Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days of the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

26. REMEDIES. In the event of any default or material breach by Tenant, landlord may at any time thereafter cumulatively or in the alternative, with or without notice or demand, and without limiting Landlord in the exercise of any other rights or remedies which Landlord may have at law or in equity by reason of such default or breach:

A)The right to declare the term of this Lease ended and reenter the Premises and take possession thereof, an to terminate all of the rights of Tenant in and to the Premises; provided however, that no act by Landlord other than express written notice of termination of this Lease by Landlord shall be deemed to terminate this Lease and provided further that only an express written termination of Tenant's obligations hereunder shall be deemed to terminate Tenant's obligations hereunder.

B)The right, without declaring the term of this Lease ended, to reenter the Premises and to occupy the same, or any portion thereof, for and on account of the Tenant as hereinafter provided, and Tenant shall be liable for and pay to Landlord on demand all such expenses as Landlord may have paid, assumed or incurred in recovering possessions on of the Premises, including costs, expenses, attorney's fees and expenditures placing the same in good order, or preparing or altering the same for commissions and charges paid by the Landlord in reletting the Premises. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in the Landlord's own name or in the name of Tenant or assume Tenant's interest in any existing subleases to any tenant of the Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from tenants, subtenants, licensees or concessionaires of the Premises.
In any case, and whether or not the Premises or any part thereof is relet, Tenant, shall be liable to Landlord for an amount equal to the amount due as rent hereunder through the remainder of the Term plus all of Landlord I s expenses in connection with Tenant's default, repossession and such reletting, including without limitation all repossession costs, brokerage commissions, legal expenses, attorneys fees, expenses of employees, alteration costs and other costs of preparation of the Premises for relet, less the net proceeds, if any of any reletting effected for the account of Tenant prior to the date of the award.

Landlord reserves the right to bring one or more actions for the recovery of any deficits remaining unpaid by the Tenant to the Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term of the Lease. Commencement or maintenance of one or more actions by the Landlord in this connection shall not bar the Landlord from bringing any subsequent actions for further accruals. In no event shall Tenant be entitled to any excess rent received by Landlord over and above that which Tenant is obligated to pay hereunder;

C)The right, even though it may have relet all or any portion of the Premises in accordance with the provisions of Article 26b. above, to thereafter at any time elect to terminate this Lease for such previous default on the part of the Tenant, and to terminate all the rights of Tenant in and to the Premises.

D)Reentry. Pursuant to the rights of re-entry provided above, Landlord may remove all persons from the Premises and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless from any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Such action by the Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any amounts due hereunder.

E)Damages. In the event of termination of this Lease by Landlord pursuant to this Article 26, Landlord may recover from Tenant, in addition to any and all other remedies permitted at law:

(1) The worth, at the time of the award, of the unpaid Monthly Rent, Additional
Rent and all other amounts which had been payable at the time this Lease is terminated; plus

(2) The worth, at the time of the award, Of the amount by which the Unpaid Monthly Rent, Additional Rent and all other amounts which would have been payable after the date of termination of this Lease until the time of award, exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

(3) The worth, at the time of the award, of the amount by which the unpaid Monthly Rent, Additional Rent and all other amounts payable for the balance of the Lease Term after the time of award exceeds the amount of loss of rent for such period as the Tenant proves could have been reasonably avoided; and

(4) Any other amount, including without limitation attorney's fees and court costs, necessary to compensate Landlord for all detriment proximately caused by
Tenant's default of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom.

The detriment proximately caused by Tenant's default will include, without limitation,(i) expenses for cleaning, repairing or restoring the Premises,
(ii)
expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting the Premises, (iii) brokers' fees and commissions (including any commissions paid in connection with this Lease or any relet of the Premises), advertising costs and other expenses of reletting the Premises,
(iv) costs of maintaining and carrying the Premises such as taxes, insurance premiums, utilities and security precautions,(v) expenses of retaking possession of the Premises, (vi) reasonable attorney's fees and court costs,(vii) reimbursement of any previously waived or deferred Monthly Rent, Additional Rent, free rent or reduced rent rate, and (viii) any concession made or paid by
Landlord to or for the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions or payments by Landlord for tenant improvements or build-out allowances or assumptions by Landlord of any of the Tenant's previous lease obligations.

As used in Article 26e.(I)and (2) above, the "worth at the time of the award" shall be computed by allowing interest at the publicly announced prime rate of
Bank of America Nevada, plus six percent (6*/*) per annum, from the date of default through the date of the award. As used in Article 26e(3), the "worth at the time of the award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

27. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public: authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall been titled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this
Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rent thereafter to be paid shall be equitably reduced. If any part of the Property other than the Premises may be so taken or appropriated Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

28. ESTOPPEL. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full form and effect (or, if modified, stating the nature of such medication and certifying that this Lease as so modified, is in full force and effect), and the date which the rent and other charges are paid in advance, if any, (b)acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) certifying or acknowledging any other matters which Landlord shall reasonably require. Any such statement maybe relied upon by an prospective purchaser or encumbrances of all or any portion of the real property of which the Premises are a part.


29. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Property the parking facilities of the Property.
In addition, Landlord has rights to use certain parking spaces in a parking garage located adjacent to the Property pursuant to the terms of an Agreement Regard Parking Rights and Restrictions. Use of all parking facilities is subject to rules and regulations which may be established by Landlord. All parking facilities which Tenant is permitted to use are to be used under a revocable license and if any such license Is revoked, or if the amount of such area is diminished, Landlord shall not be subject to any liability, nor shall Tenant been titled to any compensation or diminution or rent, nor shall such revocation or diminution be an actual or constructive eviction.

30. AUTHORITY. Each individual executing this Lease on behalf of Tenant represents and warrants the he is duly authorized, without joinder of any other person or entity, to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the board of directors or other appropriate authorization of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. This Lease has been duly and validly executed and delivered by Tenant and is the valid and binding obligation of Tenant, enforceable in accordance with its terms.

31. GENERAL PROVISIONS. (i)Plats and Riders. Addenda, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.(ii)Waiver The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. 7he subsequent acceptance of rent hereunder by Landlord shall not deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.
(iii)Notices, Any and all notices and demands by any party, required of desired to be given hereunder shall be in writing and shall be validly given or made only if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, if made by Federal Express or other similar courier service keeping records of deliveries and attempted deliveries or when served by telecopy or similar facsimile transmission. Service by mail or courier shall be conclusively deemed made on the first business day delivery is attempted or upon receipt, whichever is sooner. Facsimile transmissions received during business hours during a business day shall be deemed made on such business day. Facsimile transmissions received at any other time shall be deemed received on the next business day. Any notice or demand to Tenant shall be addressed to Tenant at the address shown on the signature page of this Lease. Any notice or demand to Landlord shall be addressed to Landlord at the address shown on the signature page of this Lease. Either party may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the others, which notice of change of address shall not become effetive, however, until the actual receipt thereof by the other.(iv)Joint Obligations. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.
(v)Marginal Headings. The marginal headings and Article titles to the Article of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.
(vi)Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.
(vii)Successors and Assigns. The Covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs successors, executors, administrators and assigns of the parties hereto.
(viii)Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of Landlord.
(ix)Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Lease Term, subject to all the provisions of this Lease.
(x)Late Charges. Tenant hereby acknowledges that the late payment by Tenant to
Landlord of rent or other sums due hereunder will cause Landlord to incurcosts not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days from the date such amount becomes due, then Tenant shall pay to Landlord a late charge equal to one percent (1%) of such overdue amount for each day such rent remains unpaid to a maximum of ten percent (10%) of the unpaid rent. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.
(xi)Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.
(xii)Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of it obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God or any other cause beyond the reasonable control of the Landlord.
(xiii)Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding. in the event that Landlord retains an attorney to enforce any provision of this Lease, whether or not a proceeding is actually commenced, Tenant shall pay to Landlord, upon demand, all costs and expenses, including attorneys fees, incurred in connection therewith.
(xiv)Sale of Premises by Landlord. In the event of any sale of the Property, Landlord shall be and is hereby released of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale, and the purchaser at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

(xv)Subordination Attormment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the hen of any mortgage, or deed of trust to any bank insurance company or other lending institution, now or hereafter in force against and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full Lease Term.
xvi)Name. Tenant shall not use the name of the Property for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.
(xvii)Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect,impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.
(xviii)Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.
(xix)Choice of Law. This Lease shall be governed by the laws of the State of Nevada and venue of any suit will be in the county in which the Property is located.
(xx)Signs and Auctions. Tenant shall not place any sign upon the Premises or Property or conduct any auction thereon without Landlord's prior written consent.

30. CONFIDENTIALITY. In consideration of Landlord's covenants and agreement hereunder, Tenant hereby covenants and agrees not to disclose any terms, covenants, or conditions of this Lease to any other person or entity without the prior written consent of Landlord.

32. BROKER REPRESENTATION AND PARTICIPATION. Landlord and Tenant acknowledge that "Nevada Commercial Group". ("Broker"), represents Landlord and Landlord and Tenant each consent thereto.

The parties hereto have executed this Lease on the dates specified immediately adjacent to their signatures.

TENANT: Juina Mining Company, Inc.

Address:        350 South Center Street, Suite 411
                      Reno, Nevada 89501

By:     /s/ Noel M. Frenzel
09-25-97
Print:  Noel M. Frenzel

Facsimile:      (213) 623-8032
Phone:  (213) 689-0114
Fritz-Liberty Center

Address:        350 South Center Street, Suite 330
                      Reno, Nevada 89501

By:                                                     09-30-97